UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 11, 2013

OCERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35119	63-1192270
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of		Identification No.)
incorporation)

12651 High Bluff Drive, Suite 230
San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 436-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 11, 2013, the Board of Directors of Ocera Therapeutics, Inc. (the “Company”) approved a restructuring plan related to the operations in its Sherbrooke, Quebec facility, located at 3001 12th Avenue North, Sherbrooke, Quebec, Canada (the “Sherbrooke Facility”).  In connection with the restructuring plan, the Company will close its operations at the Sherbrooke Facility effective November 11, 2013 and reduce its staff to those necessary to complete the closure of the facility.  The restructuring plan will affect 17 employees at this location.  The Sherbrooke Facility housed research operations including the Company’s proprietary chemistry technology platform, MATCH (Macrocyclic Template Chemistry), used to develop novel pre-clinical and clinical stage product candidates.

The goal of the restructuring plan is to enable the Company to focus its management and financial resources on advancing its lead product candidate, OCR-002  (ornithine phenylacetate), in clinical trials for the treatment of hepatic encephalopathy associated with acute and chronic liver diseases. The Company expects to incur expenses and charges during the third and fourth quarters of 2013 in connection with the restructuring plan.  These expenses and charges, which cannot be reasonably estimated at this time, will include, without limitation, expenses associated with (i) the termination of operating activities in the leased office and laboratory space at the Sherbrooke Facility; (ii) the separation from employment of 17 employees at the Sherbrooke Facility; (iii) possible impairment of assets; and (iv) any tax or other liabilities related to the restructuring plan. An amendment to this Form 8-K will be filed when estimates for these expenses and charges are determined.

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected financial effect of the closing including estimate of costs. Statements that may be considered forward-looking include statements incorporating terms such as “expects,” “believes,” “intends,” “estimates”, “forecasts,” “anticipates,” “may,” “should”, and similar terms that relate to future events, performance, or results of the Company and specifically include statements made in this Report regarding the expected costs, savings, and timing of the restructuring plan as well as the reduction in workforce at its Sherbrooke Facility. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the historical experience of the Company and management’s present expectations or projections, including unexpected adjustments made in connection with the preparation and review of the Company’s financial statements. Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward looking statements speak only as of the date they are made, and management undertakes no obligation to update publicly any of them in light of new information or future events.

Item 8.01  Other Events.

On September 17, 2013, the Company issued a press release regarding the restructuring plan.  The full text of the press release regarding the appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release of Ocera Therapeutics, Inc. dated September 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2013	Ocera Therapeutics, Inc.

	By:	/s/ Linda S. Grais, M.D.
Name: Linda S. Grais, M.D.
Title: President and Chief Executive Officer